--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 20, 2001


                Date of Report (date of earliest event reported)

                                  NANOGEN, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


       DELAWARE                          000-23541              33-0489621
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I. R. S. Employer
        incorporation)                                      Identification No. )




                           10398 PACIFIC CENTER COURT
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 410-4600



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.  OTHER EVENTS

         On July 20, 2001, Nanogen, Inc. entered into a settlement agreement with Motorola, Inc., Genometrix, Inc. and the Massachusetts Institute of Technology concluding the declaratory judgment action by Nanogen against Motorola, Genometrix and MIT and Motorola's counterclaim against Nanogen. Nanogen had filed its complaint in April 2000, alleging inter alia non-infringement and invalidity of U.S. Patent No. 5,653,939, entitled "Optical and Electrical Methods and Apparatus for Molecular Detection" (the "'939 Patent"), and Motorola filed a counterclaim in May 2000, alleging inter alia infringement of the '939 Patent. In connection with the settlement, Nanogen has secured a license from Motorola to certain claims of the '939 Patent. In exchange, Nanogen will make a one-time aggregate payment of $2.5 million in cash and issue another $2.5 million in Nanogen common stock to the parties involved. The settlement does not include any cross-licensing provisions of Nanogen technology to Motorola, Genometrix or MIT. The lawsuit has now been dismissed.

         The license grant from Motorola follows the grant of a license to Nanogen to the '939 Patent from Beckman Coulter, Inc. in May 2000. The '939 Patent was originally granted to MIT, which licensed the '939 Patent to Beckman Coulter, Inc. in 1993. In 1994, MIT licensed the '939 Patent to Genometrix, Inc., which subsequently granted sublicensing rights to Motorola in 1999.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  Not applicable.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2001                             NANOGEN, INC.

                                                /s/ Vance R. White
                                                --------------------------------
                                                Vance R. White
                                                Chief Executive Officer


                                      -3-